Exhibit 10.49

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FIRST AMENDMENT TO THE LICENSE AGREEMENT

(BROAD REFERENCE NO. OLC2015079)

This First Amendment to the License Agreement (the “Amendment”), effective as of January 16, 2018 (the “Amendment Effective Date”), is between The Broad Institute, Inc. (“Broad”) and Neon Therapeutics, Inc. (“Company”).

WHEREAS, Broad and Company have entered into a certain License Agreement (the “Agreement”) effective November 13, 2015;

WHEREAS, Broad and Company are amending the license to add additional Licensed Patent Rights;

WHEREAS, in addition to DFCI and MGH, the Massachusetts Institute of Technology with a principal office at 77 Massachusetts Avenue, Cambridge, MA 02139 (“MIT”) and the President and Fellows of Harvard College having a principle office at Smith Campus Center, Suite 727, 1350 Massachusetts Avenue, Cambridge, Massachusetts 02138 (“Harvard”) are also co-owners of certain of the Licensed Patent Rights;

NOW THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Broad and Company hereby agree as follows:

1.	AMENDMENT TO EXHIBIT A. The Agreement is hereby amended by deleting the existing Exhibit A and replacing in its entirety with the Exhibit A to this Amendment.

2.	AMENDMENT TO AGREEMENT. The Agreement is hereby amended by deleting the existing first recital in its entirety and replacing in its entirety with the following:

WHEREAS, the technology taught in the Licensed Patent Rights (as defined below) was discovered by researchers at Broad, individually or collectively with researchers at Dana-Farber Cancer Institute, Inc., a not-for-profit Massachusetts corporation with a principal office at 44 Binney Street, Boston, MA 02115 (“DFCI”), The General Hospital Corporation d/b/a Massachusetts General Hospital, a not-for-profit Massachusetts corporation with a principal office at 55 Fruit Street, Boston, MA 02114 (“MGH”), the Massachusetts Institute of Technology with a principal office at 77 Massachusetts Avenue, Cambridge, MA 02139 (“MIT”) or the President and Fellows of Harvard College having a principle office at Smith Campus Center, Suite 727, 1350 Massachusetts Avenue, Cambridge, Massachusetts 02138 (“Harvard”);

3.	Amendment to Article 1. Article 1 of the Agreement is hereby amended by deleting the existing Section 1.58 in its entirety and replacing in its entirety with the following:

1.58 “Institutions” means, collectively, (i) Broad, DFCI and MGH for purposes of Sections 1.47, 1.109, 2.1.1, 2.1.3 and 4.6 of this Agreement, and (ii) Broad, DFCI, MGH, MIT and Harvard for all other purposes of this Agreement. Each of Broad, DFCI, MGH, MIT and Harvard may be referred to as an “Institution.”

4.	Amendment to Article 1. Article 1 of the Agreement is hereby amended by inserting the following after Section 1.122:

1.123 “Harvard” has the meaning set forth in the recitals.

1.124 “MIT” has the meaning set forth in the recitals.

5.	Amendment to Article 8. Article 8 of the Agreement is hereby amended by deleting the existing Sections 8.4 and 8.5 and replacing in their entirety with the following:

CONFIDENTIAL

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.4 Disclaimer.

8.4.1 NOTHING CONTAINED HEREIN SHALL BE DEEMED TO BE A WARRANTY BY THE INSTITUTIONS THAT THEY CAN OR WILL BE ABLE TO OBTAIN PATENTS ON PATENT APPLICATIONS INCLUDED IN THE LICENSED PATENT RIGHTS, OR THAT ANY OF THE LICENSED PATENT RIGHTS WILL AFFORD ADEQUATE OR COMMERCIALLY WORTHWHILE PROTECTION. THE INSTITUTIONS MAKE NO WARRANTIES WHATSOEVER AS TO THE COMMERCIAL OR SCIENTIFIC VALUE OF THE LICENSED PATENT RIGHTS.

8.4.2 THE INSTITUTIONS MAKE NO REPRESENTATION THAT THE PRACTICE OF THE LICENSED PATENT RIGHTS OR THE DEVELOPMENT, MANUFACTURE, USE, SALE OR IMPORTATION OF ANY LICENSED PRODUCT, OR ANY ELEMENT THEREOF, WILL NOT INFRINGE ANY PATENT OR PROPRIETARY RIGHTS OF A THIRD PARTY.

8.4.3 EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER COMPANY NOR ANY INSTITUTION MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, PATENTS, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND EACH OF COMPANY AND EACH INSTITUTION HEREBY DISCLAIMS WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

8.5 Limitation of Liability.

8.5.1 EXCEPT WITH RESPECT TO MATTERS FOR WHICH COMPANY IS OBLIGATED TO INDEMNIFY INDEMNITEES UNDER ARTICLE 9, IN NO EVENT SHALL EITHER PARTY OR THE INSTITUTIONS, THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS BE LIABLE TO THE OTHERS WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS, REGARDLESS OF WHETHER SUCH PARTY SHALL HAVE KNOWN OF THE POSSIBILITY OF THE FOREGOING.

8.5.2 The Institutions’ aggregate liability for all damages of any kind arising out of or relating to this Agreement or its subject matter under any contract, negligence, strict liability or other legal or equitable theory shall not exceed the amounts paid to Broad under this Agreement.

6.	AMENDMENT TO SECTION 11. Section 11 of the Agreement is hereby amended by deleting the existing Section 11.2 in its entirety and replacing in its entirety with the following::

11.2 Use of Name. Except as provided below, Company shall not, and shall ensure that its Affiliates and Sublicensees shall not, use or register the name “The Broad Institute, Inc.,” “Dana-Farber Cancer Institute, Inc.,” “The Massachusetts General Hospital,” the “Massachusetts Institute of Technology,” “Lincoln Laboratory,” “Wyss Institute for Biologically Inspired Engineering at Harvard University,” “President and Fellows of Harvard College,” or any variation, adaptation, or abbreviation thereof, or of any of their trustees, officers, faculty, students, employees, or agents (alone or as part of another name) or any logos, seals, insignia or other words, names, symbols or devices that identify any Institution or any Institution’s affiliated school, unit, division or affiliate, or any trademark owned by any Institution (“Institution Names”) for any purpose except with the prior written approval of, and in accordance with restrictions required by, the applicable Institution; provided that, Company may use Institution Names in accordance with Section 11.1 as required to convey that this Agreement, and the licenses granted hereunder, exist and have been entered into, between Company and Broad. Without limiting the foregoing, Company shall, and shall ensure that its Affiliates and Sublicensees shall, cease all use of Institution Names as permitted under or in connection with this Agreement on the termination or expiration of this Agreement except as otherwise approved in writing by Broad or the applicable Institution. This restriction shall not apply to any information required by law to be disclosed to any governmental entity.

CONFIDENTIAL

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.

REFERENCES TO MIT and Harvard. Except for the first Recital and Sections 1.31 (DFCI), 1.47 [***], 1.58 (Institutions), 1.73 (Licensed Know-How), 1.80 (MGH) and 4.6 (Issuance of Equity), in which sections references to DFCI and/or MGH, in any order, shall remain references only to DFCI and/or MGH, all other references in the Agreement:

a.	to “DFCI and MGH,” in any order, shall mean “DFCI, MGH, MIT and Harvard,” in any order;

b.	to “DFCI’s and MGH’s,” in any order, shall mean “DFCI’s, MGH’s, MIT’s and Harvard’s,” in any order.

c.	to “DFCI or MGH,” in any order, shall mean “DFCI, MGH, MIT or Harvard,” in any order; and

d.	to “MGH, DFCI or any Third Party,” shall mean “MGH, DFCI, MIT, Harvard or any Third Party.”

8.	DEFINED TERMS. Any capitalized terms used but not defined in this Amendment shall have the meaning set forth in the Agreement.

9.	AGREEMENT RATIFICATION. Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect.

[Signatures Follow]

CONFIDENTIAL

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its authorized representative in its name and on its behalf.

THE BROAD INSTITUTE		NEON THERAPEUTICS, INC.

By:	/s/ Issi Rozen	By:	/s/ Robert Ang
Name:	Issi Rozen	Name:	Robert Ang
Title:	Chief Business Officer, The Broad Institute	Title:	Chief Business Officer

CONFIDENTIAL

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A

[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]
[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL